                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              MITEK SYSTEMS, INC.
                           10070 CARROLL CANYON ROAD
                          SAN DIEGO, CALIFORNIA 92131

                            ------------------------

TO ALL STOCKHOLDERS OF
  MITEK SYSTEMS, INC.

    The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Tuesday, February 11, 1997, at the Doubletree Club Hotel, 11915 El Camino Real, San Diego, California for the following purposes:

    1. To elect six directors to hold the office during the ensuing year and until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the six persons identified in the accompanying proxy statement.

    2.  To ratify the adoption of the Company's 1996 Stock Option Plan.

    3. To ratify the appointment of Deloitte & Touche LLP as the Company's 1997 Auditors.

    4. To transact such business as may properly come before the meeting and any adjournments thereof.

    The Board of Directors has fixed the close of business on January 3, 1997 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at the executive offices of the Company, 10070 Carroll Canyon Road, San Diego, California 92131.

    Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

    YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ATTACHED PROXY PROMPTLY. IF YOU PLAN TO ATTEND AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                [SIGNATURE]

                                          John F. Kessler
                                          PRESIDENT AND CEO

Date: January 9, 1997

                              MITEK SYSTEMS, INC.
                           10070 CARROLL CANYON ROAD
                          SAN DIEGO, CALIFORNIA 92131

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 11, 1997

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 11, 1997, at the Doubletree Club Hotel, 11915 El Camino Real, San Diego, California, and at any adjournments thereof.

    At the close of business on January 3, 1997, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding an aggregate of 10,073,638 shares of Common Stock. Each share of Common Stock will be entitled to one vote on all matters to be considered at the Annual Meeting. Only shareholders of record at the close of business on January 3, 1997 are entitled to notice of, and to vote at, the meeting.

    The foregoing shares represented by all properly executed proxies received by management in time for the Annual Meeting will be voted at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy. The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified.

    The persons named as proxies were selected by the Board of Directors. The Company will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority for execution of the proxy, and the Company will reimburse them for their expenses in connection therewith.

    The Company's 1996 Annual Report to Stockholders is included herewith, but is not incorporated in, and is not part of, this Proxy Statement and does not constitute proxy-soliciting material. The Company intends to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 9, 1997.

                           PROPOSALS OF SHAREHOLDERS

    For proposals of shareholders to be included at the 1998 annual meeting of shareholders, anticipated to be held in February 1998, such proposals must be received by the Company not later than September 11, 1997. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

                                 PROPOSAL NO. 1
                TO ELECT SIX DIRECTORS TO HOLD THE OFFICE DURING
                                THE ENSUING YEAR

ELECTION OF DIRECTORS

    Pursuant to the Bylaws of the Company, the Board of Directors has fixed the number of authorized directors at six. All six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected. The six nominees receiving the highest number of votes will be elected. Abstentions or broker non-votes will be counted for the establishment of a quorum but not as a vote for or against any nominee.

    Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In the event, not presently anticipated, that any of the nominees should become unavailable for election prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

    The following table sets forth the names and certain information concerning the nominees for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.

NAME                                                      AGE                             POSITION
----------------------------------------------------      ---      ------------------------------------------------------
John M. Thornton (1)(2).............................          64   Chairman of the Board
John F. Kessler.....................................          47   President, Chief Executive Officer and Director
Gerald I. Farmer, Ph. D.............................          62   Executive Vice President and Director
James B. DeBello (2)................................          38   Director
Daniel E. Steimle (1)(2)............................          48   Director
Sally B. Thornton (1)...............................          62   Director

------------------------

(1) Compensation Committee

(2) Audit Committee

DIRECTORS

JOHN M. THORNTON--Mr. Thornton, 64, a director of the Company since March 1986, was appointed Chairman of the Board as of October 1, 1987. Additionally, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1986, Mr. Thornton served as Chairman of the Board at Micom, Inc. Mr. Thornton was President of Wavetek Corporation for 18 years. Mr. Thornton is also a director of Dynamic Instruments, Inc. and Chairman of the Board of Thornton Winery Corporation. Mr. Thornton is the spouse of Sally B. Thornton, a director.

JOHN F. KESSLER--Mr. Kessler, 47, a director of the Company since August 1993, was appointed President and Chief Executive Officer of the Company in April 1994. Prior to his appointment, he was Vice President--Finance/Administration and Chief Financial Officer of Bird Medical Technologies, Inc., a manufacturer of medical equipment from November 1992 and also served as Secretary from January 1993 to April 1994. Prior to joining Bird Medical, Mr. Kessler was Vice President, Finance/Administration and Chief Financial Officer of Emerald Systems Corporation, a computer systems company from January 1992 to November 1992. From July 1980 to July 1991, Mr. Kessler was with Wavetek Corporation serving in various positions, including Chief Financial Officer during the period of 1987 to 1991.

GERALD I. FARMER, PH.D.--Dr. Farmer, 62, a director of the Company since May 1994, has been Executive Vice President of the Company since November 1992. Prior to joining the Company, Dr. Farmer worked as

Executive Vice President of HNC Software, Inc. from January 1987 to November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

JAMES B. DEBELLO--Mr. DeBello, 38, a director of the Company since November 1994, has been Vice President and Assistant General Manager of Qualcomm Eudora Internet E-Mail Software Division of Qualcomm, Inc. since November 1996. From 1990 to 1996, he was President of Solectek Corporation in San Diego, California. He held various positions in the John M. Thornton & Associates group of companies from July 1986 to April 1990. Prior to that, he was employed by the Los Angeles Olympic Organizing Committee coordinating the marketing efforts to support ticket sales, traffic management and community relations.

DANIEL E. STEIMLE--Mr. Steimle, 48, a director of the Company since February 1987, has been Vice President and Chief Financial Officer of Advanced Fibre Communications, a telecommunications equipment company, since December 1993. Prior to that time, Mr. Steimle was Senior Vice President, Operations and Chief Financial Officer of The Santa Cruz Operation from September 1991 to December 1993. Mr. Steimle served as Director of Business Development for Mentor Graphics, a software development company, from August 1989 to September 1991. Prior to that time, Mr. Steimle was the Corporate Vice President, Chief Financial Officer and Treasurer of Cipher Data Products, Inc., a manufacturer of data storage equipment.

SALLY B. THORNTON--Ms. Thornton, 62, a director of the Company since April 1988, has been a private investor for more than six years. She served as Chairman of Medical Materials, Inc. in Camarillo until February 1996, from 1977 to 1988 she served as a director of Micom, Inc. and from 1988 to 1995 she served as a director of Solectek. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula, is a Vice President of Sjogren's Syndrome Foundation in Port Washington, New York, a Trustee of Stephens College, Columbia, MO and is a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John M. Thornton, Chairman of the Board.

MEETINGS

    The Board of Directors has one regularly scheduled meeting annually, immediately following and at the same place as the Annual Meeting of Stockholders. Additional regular meetings may be called as the need arises. During the 1996 fiscal year, there were four meetings of the Board of Directors. All directors attended at least 75% of all meetings during the year and the Board committee meeting of which they were members.

COMMITTEES

    The Board of Directors has appointed from among its members two committees to advise it on matters of special importance to the Company.

    The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988 and 1996 Stock Option Plans, during fiscal 1996 was composed of John M. Thornton, Sally B. Thornton and Daniel E. Steimle. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 1996, the Compensation Committee meetings were held concurrently with Board of Directors meetings.

    The Audit Committee, during fiscal 1996, was composed of John M. Thornton, Daniel E. Steimle and James B. DeBello. The Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for its financial reports. The Audit Committee is charged with responsibility for reviewing the scope of the auditors examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls.

    Among other matters, the Audit Committee is also responsible for considering and recommending to the Board a certified public accounting firm for selection by it as the Company's independent auditor. The Audit Committee held one meeting during fiscal 1996.

REMUNERATION OF DIRECTORS

    The Company does not pay compensation for service as a director to persons employed by the Company. Outside directors are paid $1,000 for each meeting they attend.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table below shows, as of November 30, 1996, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by the Company to own beneficially 5% or more of any class of the Company's voting stock:

                                                                                      NUMBER OF SHARES
                                                                                       OF COMMON STOCK
                                                                                        BENEFICIALLY       PERCENT
NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP                                               OWNED         OF CLASS
------------------------------------------------------------------------------------  -----------------  -----------
John M. and Sally B. Thornton.......................................................      2,749,959(1)       26.37%
Daniel E. Steimle...................................................................         34,243(2)         .33%
John F. Kessler.....................................................................        280,000(3)        2.68%
Gerald Farmer.......................................................................        106,667(4)        1.02%
James B. DeBello....................................................................          8,333(5)         .08%
Directors and Executive Officers as a Group.........................................      3,179,002(6)       30.49%

------------------------

(1) John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.

(2) Represents 14,521 shares of Common Stock held by Mr. Steimle and includes 19,722 shares of Common Stock subject to options exercisable within 60 days of November 30, 1996.

(3) Represents 16,100 shares of Common Stock held by John F. Kessler IRA and 33,900 shares of Common Stock held by John F. and Kerry J. Kessler, tenants in common, and includes 230,000 shares of Common Stock subject to options exercisable within 60 days of November 30, 1996.

(4) Represents 10,000 shares of Common Stock held by Dr. Farmer and includes 96,667 shares of Common Stock subject to options exercisable within 60 days of November 30, 1996. Dr. Farmer is a director and Executive Vice President of the Company.

(5) Represents 8,333 shares of Common Stock subject to options exercisable within 60 days of November 1996.

(6) Includes 354,722 shares of Common Stock issuable upon exercise of options exercisable within 60 days of November 30, 1996.

    Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above. Each named person currently has shared voting and investment power with such person's spouse with respect to the shares beneficially owned, except that Mr. Steimle has sole voting and investment power with respect to his shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon its review of the copies of such forms received by it, or written representations from certain persons reporting that no forms where required to be filed by those persons, the Company believes that, during the 1996 fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners, were complied with.

                      REPORT OF THE COMPENSATION COMMITTEE

    As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance shareholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building shareholder value through meeting longer-term financial and strategic goals.

    In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

    In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

BASE SALARY

    Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronics Association and Merchants and Manufacturers Association, industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

    The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent upon the achievement of individual and corporate performance goals.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PLAN

    The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate objectives. Corporate objectives are established as part of the annual operating plan process. Overall corporate objectives include target levels of pre-tax, pre-bonus profit and net revenue.

    Each eligible employee's award is expressed as a percentage of the participant's October 1, 1995 base salary. Bonus achievement was dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 1996, the bonus award for each participant at the achievement of corporate goals in pre-tax, pre-bonus profit and revenue was 99.2% and 81.5%, respectively. No bonus is payable if Company goals are not reached.

STOCK OPTION PLANS

    1986 AND 1988 STOCK OPTION PLANS. The Company's 1986 Stock Option Plan (the "1986 Plan") authorized the issuance of an aggregate of 630,000 shares of the Company's Common Stock. At September 30, 1996, 331,584 shares of Common Stock were subject to outstanding options issued pursuant to the 1986 Plan. The 1986 Plan terminated on September 30, 1996 and no additional options may be granted under that plan. The Company's 1988 Stock Option Plan (the "1988 Plan") authorizes the Company to grant to its directors, officers and key employees non-qualified stock options to purchase up to 650,000 shares of the Company's Common Stock. At September 30, 1996, 472,973 shares were reserved for issuance under the 1988 Plan of which 410,000 were subject to outstanding options and 62,973 remained available for future grants. The Compensation Committee of the Board of Directors (the "Committee") administers the 1986 Plan and the 1988 Plan. The Committee selects the recipients to whom options are granted and determines the number of shares to be awarded. Options granted pursuant to the 1986 Plan and the 1988 Plan are exercisable at a price determined by the Committee at the time of grant, but in no event will the option price be lower than the fair market value of the Common Stock on the date of the grant. However, discounted options to directors under the 1988 Plan may be exercisable at $1.00 per share. Options become exercisable at such times and in such installations (which may be cumulative) as the Committee provides in the terms of each individual option agreement. In general, the Committee is given broad discretion to issue options in exchange and to accept a wide variety of consideration (including shares of Common Stock of the Company, promissory notes, or unexercised options) in payment for the exercise price of stock options.

    1996 STOCK OPTION PLAN. The Board of Directors has approved the adoption of a 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan authorizes the issuance of an additional 1,000,000 shares of the Company's Common Stock pursuant to the exercise of options granted thereunder. Options granted under the 1996 Plan are exercisable at a price determined by the Committee at the time of grant, but in no event will the option price be lower than the fair market value of the Common Stock on the date of grant. Subsequent to September 30, 1996, options for 286,250 shares were granted under the 1996 Plan and 713,750 were available for future grants. The options granted vest on a monthly basis over a three year vesting period and certain of the options are subject to an accelerated vesting schedule in the event of a change in control of the Company.

    The Company's Stock Option Plans (the "Option Plans") authorizes the granting of options to purchase shares of the Company's Common Stock to officers and key employees of the Company. The Plans are designed to:

    1.  Encourage and create ownership and retention of the Company's Stock;

    2.  Balance long-term with short-term decision making;

    3. Link the officers' or key employees' financial success to that of the shareholders;

    4. Focus attention on building shareholder value through meeting longer-term financial and strategic goals; and

    5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plan).

401(K) SAVINGS PLAN

    In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code, which is available to all employees who satisfy the age and service requirements under the Savings Plan. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period as elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution generally will not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable . Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 1996 the Committee determined that participants employed by the Company would receive a matching contribution equaling 10% of their fiscal 1996 contributions to the Plan.

OTHER COMPENSATION PLANS

    The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 1996. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

STOCK OPTIONS GRANTS

    The Committee authorized several stock option grants, including one to Executive Officers and Key Employees, as well as grants for new employees.

SALARY INCREASES

    There were no salary increases for Company executive officers during fiscal 1996.

EXECUTIVE AND KEY EMPLOYEE BONUS PLAN AWARDS

    In fiscal 1997, the Committee approved the bonus awards for the Company executive officers and key employees in recognition of the minimum achievement of the Company pre-tax, pre-bonus and net revenue goals for Fiscal 1996.

                                              ON BEHALF OF THE COMPENSATION
                                                        COMMITTEE

                                                JOHN M. THORNTON, CHAIRMAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Thornton, an executive officer and employee of the Company, served as a member of the Company's Compensation Committee. He did not participate in any discussions regarding his compensation.

SUMMARY COMPENSATION TABLE

    The following table shows the compensation paid by the Company in fiscal years ended 1994, 1995 and 1996 to its Chief Executive Officer and the other executive officers who received in excess of $100,000 in salary and bonus during fiscal 1996.

                                              ANNUAL COMPENSATION
                                        -------------------------------    NUMBER      ALL OTHER
    PRINCIPAL POSITION         YEAR      SALARY      BONUS      OTHER    OF OPTIONS      COMP.
---------------------------  ---------  ---------  ---------  ---------  -----------  ------------
John M. Thornton                  1996    150,000
Chairman of the Board             1995    150,000
                                  1994    150,000

Gerald I. Farmer, Ph.D.           1996    137,100     41,497                 20,000       1,091(1)
Exec. Vice Pres.                  1995    137,100      3,428                 50,000
                                  1994    137,100

John F. Kessler                   1996    140,000     42,375                100,000       1,095(1)
President & CEO                   1995    140,000                           200,000
                                  1994     59,231

------------------------

(1) Consists solely of matching contributions to the Company's 401(k) Plan.

STOCK OPTIONS

    The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                        STOCK PRICE
                                                 % OF TOTAL OPTIONS                                   APPRECIATION FOR
                                     OPTIONS   GRANTED TO EMPLOYEES IN   EXERCISE OR                    OPTION TERM
                                     GRANTED           FY 1996           BASE PRICE    EXPIRATION   --------------------
                                     (#)(1)              (%)               ($/SH)         DATE        5%($)     10%($)
                                    ---------  -----------------------  -------------  -----------  ---------  ---------
John M. Thornton..................        -0-
Gerald I. Farmer, Ph.D............     20,000               6.8           $    1.38       10/5/01   $   5,948  $  12,809
John F. Kessler...................    100,000              34.2           $    1.38       10/5/01   $  29,740  $  64,046
                                    ---------               ---                                     ---------  ---------
Totals............................    120,000              41.0                                     $  35,688  $  76,855

------------------------

(1) Options vest monthly over a three-year period and have a term of six years, subject to earlier termination on the occurrence of certain events related to termination of employment In addition, the full vesting of the options is accelerated in the event of a change in control of the Company.

    The following table shows, as to the individuals named in the Summary Compensation Table information concerning stock options exercised during the fiscal ended September 30, 1996:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                               OPTIONS AT FY-END          IN-THE-MONEY OPTIONS
                                                                     NUMBER                  AT FY-END ($)
                                                                 EXERCISABLE /               EXERCISABLE /
NAME                                                             UNEXERCISABLE             UNEXERCISABLE (1)
----------------------------------------------------------  ------------------------  ----------------------------
John M. Thornton..........................................           0 / 0                       0 / 0
Gerald Farmer, Ph.D.......................................       87,222/ 27,778             256,484 / 75,019
John F. Kessler...........................................     188,334 / 116,666           522,219 / 313,898

------------------------

(1) Based on closing bid price of $4.00 as of September 30, 1996 as reported on the NASDAQ SmallCap Market.

STOCK PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     NASDAQ STOCK MARKET     NASDAQ STOCKS (SIC 3570-3579 US COMPANIES)
                MITEK SYSTEMS INC.          (US Companies)                  Computer and Office Equipment
9/30/91                      100.0                   100.0                                          100.0
9/30/92                       21.3                   112.1                                          105.8
9/30/93                       60.0                   146.8                                          112.5
9/30/94                       53.3                   148.0                                          127.5
9/30/95                       63.0                   204.4                                          235.3
9/30/96                      183.6                   242.6                                          318.5

                    ASSUMES $100 INVESTED ON OCTOBER 1, 1991
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING 30 SEPTEMBER 1996

    The above graph compares the performance of the Company with that of the NASDAQ Market Index and Peer Group (based on SIC Code 737--Computer & Data Processing).

                                 PROPOSAL NO. 2
                       PROPOSAL TO RATIFY THE ADOPTION OF
                           THE 1996 STOCK OPTION PLAN

    The Board adopted the 1996 Stock Option Plan on October 30, 1996, a copy of that plan is attached hereto as Exhibit A. The Board believes that the Plan will further assist the Company in attracting, retaining, and motivating the best qualified directors, officers and other key employees, and will further enhance the long-term mutuality of interest between the Company's shareholders and its directors, officers and key employees. The principal features of the Plan are summarized below.

    Under the Plan, the Compensation Committee (the "Committee") of the Board may grant options to directors, officers and other key employees of the Company and its subsidiaries. The number of grantees and the number of Common Shares subject to options awarded to each grantee may vary from year to year. The maximum number of Common Shares for which an individual may receive awards of incentive options is limited to 100,000 Common Shares over a one-year period. As of the date of this Proxy Statement, the Committee determined the identity of the officers and key employees to whom awards of options may be made under the Plan or the number and type of such awards that will be made to any such officer or key employee. The Company estimates that all employees of the Company and its subsidiaries will be eligible to receive options under the Plan, including the current Chief Executive Officer and the other most highly compensated current executive officers named in the Summary Compensation Table. The Committee, on October 30, 1996, approved grants totaling 286,750 Common Shares.

    Additionally, each year, on the date of the annual meeting of shareholders, each Non-employee Director will automatically receive an option to acquire 5,000 Common Shares at the fair market value thereof on the date the option is granted.

    The maximum number of Common Shares that may be issued under the Plan is 1,000,000. The Common Shares may be unissued shares or treasury shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's Common Shares, appropriate adjustments will be made by the Committee in the number of shares that may be issued in the future and in the number of shares and price under all outstanding grants made before the event. If Common Shares under the option are not issued, those Common Shares will again be available for inclusion in future grants. The awards authorized under the Plan are subject to applicable tax withholding by the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

                                 PROPOSAL NO. 3
                     RATIFICATION OF SELECTION OF AUDITORS

    Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 1997. A representative of Deloitte & Touche, LLP will be present at the shareholders' meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Deloitte & Touche, LLP will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

OTHER BUSINESS

    The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Management is unaware of any matters for action by stockholders at this meeting other than those described in such Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters which are not known to management at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. It is the intention of the Company's proxy holders to vote in accordance with their best judgment on any such matters.

    ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                [SIGNATURE]

                                          JOHN F. KESSLER
                                          PRESIDENT AND CEO

San Diego, California
January 9, 1997

                              MITEK SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

    1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by certain eligible participants rendering services to Mitek Systems, Inc., a Delaware corporation, and certain affiliates as set forth below (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

    2.  ADMINISTRATION.

        2.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation, or a committee of two or more directors appointed by the Board of Directors (the "Committee"). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

        2.2 COMPLIANCE WITH RULE 16B-3. Each member of the Committee shall be a "non employee director" as that term is defined in Rule 16b-3 ("Rule 16b-3") promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") meaning for purposes of this Plan, that no director may be a member of the Committee if that director, during the period of such director's service on the Committee (i) is an officer, employee or consultant of the Corporation, or (ii) engages in any related party transactions with the Corporation of a nature which would be required to be disclosed to shareholders under the provisions of the Exchange Act. The Board of Directors or the Committee may impose such conditions on the exercise of any option as may be required to satisfy the requirements of Rule 16b-3 or any successor provision in effect at the time. All grants under the Plan made to non employee directors shall be approved by the full Board of Directors or ratified by the shareholders of the Corporation.

        2.3 TERM. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

        2.4 AUTHORITY. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it, to determine the details and provisions of any Stock Option Agreement, to accelerate any options and to make all other determinations necessary and advisable for the administration of the Plan.

        2.5 TYPE OF OPTION. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

        2.6 INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

    3.  ELIGIBILITY.

        3.1 GENERAL. All directors, officers, employees of and certain persons rendering services to the Corporation relative to the Corporation's management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time.

        3.2   TERMINATION OF ELIGIBILITY.

            3.2.1 If an optionee ceases to be employed by the Corporation, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire on the 90th day after the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

            3.2.2 If an optionee ceases to be employed by the Corporation, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

        3.3 DEATH OF OPTIONEE AND TRANSFER OF OPTION. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

        3.4 LIMITATION ON INCENTIVE OPTIONS. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

    4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 1,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

    5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

        5.1 NUMBER OF SHARES. Each option shall state the number of shares of Stock to which it pertains.

        5.2 OPTION EXERCISE PRICE. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

        5.3 TERM OF OPTION. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

        5.4 METHOD OF EXERCISE. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

        5.5 MEDIUM AND TIME OF PAYMENT. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

            5.5.1  Full payment in cash or certified bank or cashier's check;

            5.5.2  A Promissory Note (as defined below);

            5.5.3 Full payment in shares of Stock of the Corporation having a fair market value on the Exercise Date in the amount equal to the option exercise price;

            5.5.4 Through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to
(a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            5.5.5 A combination of the consideration set forth in Sections 5.4.1, through 5.4.4 equal to the option exercise price; or

            5.5.6  Any other method of payment complying with the provisions of
Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

        5.6 FAIR MARKET VALUE. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

            5.6.1 If the Stock of the Corporation at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

            5.6.2 If the Stock of the Corporation is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock of the Corporation on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock of the Corporation on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

            5.6.3 If the Stock of the Corporation is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock of the Corporation on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock of the Corporation, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock of the Corporation on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        5.7 PROMISSORY NOTE. Subject to the requirements of applicable state or Federal law or margin requirements, and if provided in the Stock Option Agreement, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of the stock certificates representing such shares in order to perfect its security interest.

        5.8 RIGHTS AS A SHAREHOLDER. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

        5.9 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of out-standing options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

        5.10 VESTING AND RESTRICTIONS. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement. In addition, the Committee shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan.

        5.11 OTHER PROVISIONS. The Stock Option Agreements shall contain such other provisions as the Committee shall deem advisable.

    6.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

        6.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

        6.2 CAPITAL TRANSACTIONS. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation, or similar transaction ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation 15 days prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, until 15 days prior to such Capital Transaction, to exercise all vested options. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or
(ii) apply the foregoing provisions, including but not limited to termination of this Plan and options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

        6.3 ADJUSTMENTS. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

        6.4 ABILITY TO ADJUST. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

        6.5 NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

        6.6 LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

    7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of the optionee only by such optionee. Any transfer in violation of this provision shall void such option, and any Stock Option Agreement entered into by the optionee and the Corporation regarding such option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

    8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

    9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

    10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of stock at that time not subject to options.

    11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

    12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

    13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

    14. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

    15. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

    16. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

    17. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear the following legends giving notice of restrictions on transfer under the Act and this Plan, as follows:

    (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION WHICH WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE OR TRANSFER OF THESE SHARES SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

    (b) Any other legends required by applicable state securities laws as determined by the Committee.

    18. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

    As adopted by the Board of Directors on October 31, 1996.

                                          MITEK SYSTEMS, INC., a Delaware
                                          corporation

                                          By:
                                          --------------------------------------

                                              John Kessler, President

                                   EXHIBIT A

                                          , 1996

Mitek Systems, Inc.
10070 Carroll Canyon Road
San Diego, California 92131

    Re: 1996 Stock Option Plan

To Whom It May Concern:

    This letter is delivered to Mitek Systems, Inc., a Delaware corporation (the
"Corporation"), in connection with the grant to          (the "Optionee") of an
option (the "Option") to purchase       shares of common stock of the
Corporation (the "Stock") pursuant to the Mitek Systems, Inc. 1996 Stock Option
Plan dated October   , 1996 (the "Plan"). The Optionee understands that the
Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

    The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

    In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them in the Corporation's determination of whether the grant of the Option meets the requirements of the "private offering" exemption provided in Section 25102(f) of the California Corporations Code and certain exemptions provided under the Securities Act of 1933, as amended.

        1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

        2. The Option and the Stock will be acquired by the Optionee for investment only, for the Optionee's own account, and not with a view to or for sale in connection with any distribution of the Option or the Stock. The Optionee will not take, or cause to be taken, any action which would cause the Optionee, or any entity or person affiliated with the Optionee, to be deemed an underwriter with respect to the Option or the Stock.

        3.  The Optionee either:

           a. has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the Optionee to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

           b. by reason of the Optionee's business or financial experience, or the business or financial experience of the Optionee's professional advisor who is unaffiliated with and is not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, the

                               Exhibit A--Page 1

       Optionee has the capacity to protect the Optionee's interests in connection with the grant of the Option and the purchase of the Stock.

        4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee. The Optionee is able to bear the economic risk of an investment in the Option and the Stock.

        5. The grant of the Option has not been accompanied by the publication of any advertisement.

        6. The Optionee understands and acknowledges that the Stock has not been, and will not be, registered under the Securities Act of 1933, as amended, or qualified under the California Corporate Securities Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available. The Optionee understands that the Certificate representing the Stock shall bear the legends set forth in the Plan.

        7. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

        8. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

        9.  The Optionee is a resident of the State of           .

        10. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

    The foregoing representations and warranties are given on           , 1996
at           .

                                          OPTIONEE:

                                          --------------------------------------

                               Exhibit A--Page 2

                                   EXHIBIT B

                                          , 1996

Mitek Systems, Inc.
10070 Carroll Canyon Road
San Diego, California 92131

    Re: 1996 Stock Option Plan

To Whom It May Concern:

    I (the "Optionee") hereby exercise my right to purchase         shares of
common stock (the "Stock") of Mitek Systems, Inc., a Delaware corporation (the "Corporation"), pursuant to, and in accordance with, the Mitek Systems, Inc.
Stock Option Plan dated October   , 1996 (the "Plan") and Stock Option Agreement
(the "Agreement") dated           , 1996. As provided in such Plan, I deliver
herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (spouse), as (style of vesting)).

    The Optionee hereby represents as follows:

        1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

        2.  The Optionee either:

           (a) has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the undersigned to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

           (b) by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisor(s) who is (are) unaffiliated with and is (are) not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, has the capacity to protect the Optionee's interests in connection with the purchase of nonqualified stock options of the Corporation and Stock issuable upon the exercise thereof.

        3. The Optionee is able to bear the economic risk of his investment in the stock options of the Corporation and an investment in the Stock issuable upon exercise thereof.

        4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee.

        5. The grant of Options for Stock and the exercise of the Options has not been accompanied by the publication of any advertisement.

        6. The Optionee understands and acknowledges that the Stock has not, and will not, be registered under the Securities Act of 1933, as amended, or qualified under the California Securities

                               Exhibit B--Page 1

    Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration and qualification requirements of federal and applicable state securities laws unless exemptions from such laws are available. The Optionee understands that the certificates representing the Stock shall bear the legends set forth in the Plan.

        7.  The Optionee is a resident of the State of             .

        8. The Optionee hereby is purchasing for the Optionee's own account and not with a view to or for sale in connection with any distribution of the nonqualified stock options of the Corporation or any Stock issuable upon exercise thereof.

    The foregoing representations and warranties are given on           , 1996
at           .

                                          OPTIONEE:

                                          --------------------------------------

                               Exhibit B--Page 2

PROXY


                             MITEK SYSTEMS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                              FEBRUARY 11, 1997


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John F. Kessler and Gerald I. Farmer as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 11, 1997 or any adjournment thereof.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                             FOLD AND DETACH HERE


[LOGO]                                                ANNUAL
                                                      MEETING OF
                                                      STOCKHOLDERS



                                                      FEBRUARY 11, 1997


                                                      Doubletree Club Hotel
                                                      11915 El Camino Real
                                                      San Diego, California


-------------------------------------------------------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN     Please mark
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE       your votes as  /X/
VOTED FOR PROPOSAL 1.                                                             indicated in
                                                                                  this example

1. ELECTION OF DIRECTORS                              NOMINEES: James B. DeBello, Gerald I. Farmer, John F. Kessler,
     FOR all nominees       WITHHOLD                            Daniel E. Steimie, John M. Thornton and Sally B. Thornton
     listed to the right    AUTHORITY
     except as marked     To vote for all     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
     (to the contrary)    nominees listed                            nominee's name in the space provided below.)
                           to the right

                                              ----------------------------------------------------------------------------------
         / /                   / /


2. Ratify 1996 Stock Option Plan.              3. Ratify the appointment of Deloitte &    4.  In their discretion, the
                                                  Touche LLP as auditors.                     Proxies are authorized to vote
                                                                                              upon such other business as may
    FOR   AGAINST    ABSTAIN                                FOR   AGAINST    ABSTAIN          properly come before the
                                                                                              meeting.
    / /     / /        / /                                  / /     / /        / /


                                                                            Please sign exactly as name appears below. When
                                                                            shares held by joint tenants, both should sign.
                                                                            When signing as attorney, executor, administrator,
                                                                            trustee, or guardian, please give full title as such.
                                                                            If a corporation, please sign in full corporate name
                                                                            by President or other authorized officer. If a
                                                                            partnership, please sign in partnership name by
                                                                            authorized person.


                                                                            Date:                       , 199
                                                                                 -----------------------

                                                                            ----------------------------------
                                                                                      (Signature)

                                                                            ----------------------------------
                                                                                (Signature if held jointly)



           PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE.
           ---------------------------------------------------------------
                           FOLD AND DETACH HERE

                            ADMISSION TICKET


                            ANNUAL MEETING
                                  OF
                          MITEK SYSTEMS, INC.
                             STOCKHOLDERS



                        TUESDAY, FEBRUARY 11, 1997
                              1:00 P.M.
                         DOUBLETREE CLUB HOTEL
                         11915 EL CAMINO REAL
                         SAN DIEGO, CALIFORNIA

-------------------------------------------------------------------------------

                               AGENDA

     *  Election of Directors
     *  Ratify 1996 Stock Option Plan
     *  Ratify the appointment of Deloitte & Touche LLP as auditors
     *  Report on the progress of the corporation
     *  Informal discussion among stockholders in attendance

-------------------------------------------------------------------------------